UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C.  20549

                        FORM 8-K

                     CURRENT REPORT
            Pursuant to Section 13 or 15(d)
       of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 1997

            Commission File number 0-l87l6

               MATRIX SERVICE COMPANY
(Exact name of registrant as specified in its charter)



       DELAWARE                            73-1352l74
(State of incorporation)    (I.R.S. Employer Identification No.)


           l070l E. Ute St., Tulsa, Oklahoma 74ll6-l5l7
      (Address of principal executive offices and zip code)

                             (918) 838-8822
                    (Registrant's telephone number,
                         including area code)

Item 5.  Other Events

On December 16, 1997, Matrix Service Company (the "Company") and ITEQ, Inc. ("ITEQ") entered into a Plan and Agreement of Merger whereby ITEQ will acquire the Company. The shareholders of the Company will be able to tender a share of Company common stock for either $10 in cash or .8333 of one share of ITEQ common stock, subject to the cash portion of the purchase price not exceeding 50% nor being less than 30% of the total consideration. In conjunction with the merger, ITEQ's board of directors will be expanded from nine to ten persons with the addition of one member designated by the Company. The acquisition is subject to shareholder and regulatory approval and the absence of any dissenters. The transaction is expected to close by March 1998, and will be accounted for using the purchase method of accounting.

The Company is a leading domestic supplier of above-ground storage tanks (AST's), after-market tank products and specialized maintenance services.
The Company's customer base includes refineries, chemical plants, terminal facilities, power generation, waste water plants, municipal water storage, refrigerated liquefied gas storage, thermal energy storage, industrial users of pressurized spheres, fertilizer storage, grain storage and food processing. The Company has grown rapidly since 1991 through a combination of internal growth and acquisitions with a present revenue run rate of in excess of $200 million annually.

ITEQ is a rapidly growing provider of manufactured equipment, engineered systems and services used in the processing, treatment, storage and movement of gases and liquids. ITEQ operates worldwide providing products and services to a broad base of industrial customers.

Item 7. Financial Statements and Exhibits

        Exhibits

        Exhibits 99.1  -  Plan and Agreement of Merger, dated as of
                          December 16, 1997, by and among the Company, ITEQ Sub Corp. and ITEQ, Inc. (excluding exhibits and schedules)(Incorporated by reference from Exhibit 10.1 of ITEQ, Inc.'s Current Report on Form 8-K filed with the Commission on December 17, 1997, File no. 1-10668)

        Exhibit 99.2   -  Press Release dated December 16, 1997


                                  Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            MATRIX SERVICE COMPANY

Date:  December 19, 1997


By: /s/C. William Lee
   --------------------
   C. William Lee
Vice President-Finance
Chief Financial Officer Signing on behalf of the
registrants the registrant's chief financial officer.

                   EXHIBIT INDEX

      Exhibit No.
      -----------

      Exhibit 99.1  -   Plan and Agreement of Merger, dated as of
                        December 16, 1997, by and among the Company, ITEQ Sub Corp. and ITEQ, Inc. (excluding exhibits and schedules) (Incorporated by reference from Exhibit 99.1 of ITEQ, Inc.'s
                        Current Report on Form 8-K filed with the Commission on December 17, 1997, File no.
                        1-10668)

      Exhibit 99.2  -   Press Release dated December 16, 1997